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Exhibit 10.29

AMENDMENT TO
RETAIL TRADEMARK LICENSE AGREEMENT

        This is an AMENDMENT TO RETAIL TRADEMARK LICENSE AGREEMENT (this "AMENDMENT") by and between The Pillsbury Company, a Delaware Corporation, having a principal place of business at Number One General Mills Boulevard, Minneapolis, Minnesota 55426 ("TPC") and International Multifoods Corporation, a Delaware corporation having a principal place of business at 110 Cheshire Lane, Suite 300, Minnetonka, Minnesota 55305 ("LICENSEE").

        WHEREAS, TPC and LICENSEE have executed a Retail Trademark Licensee Agreement dated November 13, 2001 (the "Agreement");

        WHEREAS, TPC and LICENSEE desire to amend the Agreement to clarify LICENSEE's rights to use the PROPERTY on items not included within the Acquired Product Categories;

        NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein and those set forth in the Agreement, LICENSEE and TPC agree as follows:

1.    Use of PROPERTY within Non-exclusive Product Categories

  In addition to any other rights under the Agreement, during the Term, LICENSEE shall have the non-exclusive right to use the PROPERTY on items within the "Non-Exclusive Product Categories" set forth below to be charged for or given away for the purpose of the Promotion of the PRODUCTS; for the purposes of this AMENDMENT, "Promotion" shall mean IMC's events, activities, and advertisements that are directly related to the sale of PRODUCTS and are intended to increase the sales of the PRODUCTS included in such events, activities or advertisements.

2.    Non-Exclusive Product Categories

  Aprons
  Baking Toys (e.g. oven and mixer)
  Balloons
  Baseball-style Caps
  Birthday Items (e.g., candles, edible food decorations, picks, plates and napkins)
  Chef Hats
  Coffee Mugs
  Cookie Jars
  Doughboy Dolls—Beanbag
  Doughboy Dolls—Plush
  Doughboy Dolls—Vinyl
  Duffel Bags and Back Packs
  Golf Ball Markers
  Golf Balls
  Golf Divot Repair Tools
  Golf Tees
  Gumball Machines
  Key Chains
  Polo-style Shirts
  School Bus/Truck Toy
  Sweatshirts
  T-Shirts
  Watches
  Writing Instruments

3.    Use of PROPERTY on Items not Included in the Acquired Products Categories and the Non-Exclusive Product Categories

  During the Term and subject to the limitations set forth in this AMENDMENT, LICENSEE shall have the non-exclusive right to use the PROPERTY on up to ten non-food items, of LICENSEE'S choice, which are not within the Acquired Product Categories or the Non-Exclusive Products Categories, and which LICENSEE may charge for or give away for the purpose of the Promotion of the PRODUCTS. LICENSEE may change, alternate, or otherwise substitute items at its own discretion, but in no event shall the total number of items offered under this Section 3 exceed ten at any one point in time.

4.    Cost

  LICENSEE may provide items using the PROPERTY pursuant to this AMENDMENT to recipients for free or may charge for such items. If LICENSEE charges for an item using the PROPERTY in accordance with this AMENDMENT, then the maximum charge for such item shall be the manufacturer's cost of the item to LICENSEE or LICENSEE'S agent as set forth in the manufacturer's invoice to LICENSEE or LICENSEE'S agent for the item, less all applicable discounts, rebates and allowances, plus only the cost of shipping and handling to transport the item from LICENSEE or LICENSEE'S agent to the recipient.

5.    No Reproductions

  Except to the extent that an item consists of or incorporates a reproduction of any element of the PROPERTY (such as the Doughboy character or the Barrelhead logo), no item produced pursuant to Section 1 through Section 3 above shall be a reproduction of or a derivative work based on a product produced by TPC or its licensees. This means, for example, that (a) IMC will not produce reproductions of Doughboy collectable items (e.g., items of the type produced by Danbury Mint), and (b) to the extent that GMI (or its licensee) produces a non-food product in which artistically, technologically or mechanically distinctive features are added to or around the basic shape and features of the Doughboy character or the Barrelhead logo, or the Doughboy character or Barrelhead logo is otherwise presented in a distinctive rendering, IMC will not produce a non-food product utilizing any of such distinctive features or renderings.

6.    Defined Terms

  All capitalized terms used herein and not otherwise defined herein shall have the respective meaning assigned in the Agreement.

7.    No Other Modifications

  Except as modified by the foregoing, the terms and conditions of the Agreement shall remain in full force and effect, and all of IMC's use of the PROPERTY pursuant to this AMENDMENT shall be governed by such terms and conditions.

        IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed in the manner appropriate to each.

THE PILLSBURY COMPANY		INTERNATIONAL MULTIFOODS CORPORATION

By:	/s/ D.I. Malina	By:	/s/ Dan C. Swander
Title:	V.P. CD	Title:	President and Chief Operating Officer
Date:	12/18/02	Date:	12/23/2002

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AMENDMENT TO RETAIL TRADEMARK LICENSE AGREEMENT